UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                  March 8, 2004



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                      1-31299                         65-0865171
----------------         ------------------------           --------------------
(State or other          (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: 561-322-1300




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Item 5.  Other Events and Regulation FD Disclosure.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of Medical Staffing Network Holdings, Inc., dated March 8, 2004, regarding Robert J. Adamson's plans to retire as Chief Executive Officer and the transition process relating to his succession.

Item 7.  Financial Statements and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Exhibits:

        99.1         Press Release dated March 8, 2004.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 8, 2004               MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                   By:   /s/ Kevin S. Little
                                        --------------------------
                                         Kevin S. Little
                                         Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated March 8, 2004.














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